United States
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2007

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BRAVO! BRANDS INC.
(Exact Name of Registrant as Specified in Charter)
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DELAWARE (State or Other Jurisdiction of Incorporation)	0-20539 (Commission File Number)	62-1681831 (I.R.S. Employer Identification No.)

11300 US Highway 1, Suite 400 North Palm Beach, Florida 33408 USA (Address of Principal Executive Offices)

(561) 625-1411
(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy

On September 21, 2007, registrant filed a voluntary petition in the United States Bankruptcy Court for the Southern District of Florida pursuant to Chapter 7 of Title 11 of the United States Code, Case No. 07-17840-PGH. Robert C. Furr, Esq. has been appointed Trustee in this case.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Bravo! Brands Inc.

Date: September 21, 2007	By:	/s/ Roy D. Toulan, Jr.
Roy D. Toulan, Jr.,
Senior Vice President, General Counsel